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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports, dated February 2, 1995, on the financial statements and Schedule II of Polaris Industries Inc. for the year ended December 31, 1994, which reports were included in the Polaris Industries Inc. 1995 Annual Report on Form 10-K.

                                         /s/  McGladrey & Pullen, LLP
                                       ----------------------------------
                                              McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
June 5, 1996